UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 23, 2008

SCIVANTA MEDICAL CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Morris Avenue, Spring Lake, New Jersey		07762
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 282-1620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On October 23, 2008, Scivanta Medical Corporation (the “Company”) and the Research Foundation of the State University of New York, for and on behalf of the University of Buffalo (the “Foundation”), and Donald D. Hickey, M.D. (“Hickey”) and Clas E. Lundgren, M.D., Ph.D. (“Lundgren”) entered into a Second Addendum to the Technology License Agreement dated November 10, 2006, as amended on June 29, 2007 (the “Technology License Agreement”). The Foundation, Hickey and Lundgren shall be collectively referred to herein as the “Licensor.”

Pursuant to the Second Addendum to the Technology License Agreement, the Company will make a one-time cash payment to Hickey of $158,438 on the date that is thirty (30) days after the first commercial sale of a product utilizing the licensed technology, but no later than December 31, 2009. In addition, the Company will not be required to make any of the milestone payments set forth in Section 3.5 of the Technology License Agreement. Further, the parties have agreed that the remaining amount of $108,235, which is due from the Company to the Licensor for the reimbursement of patent costs incurred by the Licensor prior to November 10, 2006, will be paid by the Company to the Licensor as follows: a) $39,101 will be paid in cash to Hickey on or before October 31, 2008; b) $34,567 will be paid in cash to Lundgren on or before October 31, 2008; and c) $34,567 will be paid in cash to Lundgren on or before February 1, 2009.

In conjunction with the Second Addendum to the Technology License Agreement, the Licensee shall issue 1,001,920 shares of its common stock, par value $0.001 per share (“Common Stock”), as follows: (a) 412,860 shares of Common Stock will be issued to the Foundation; (b) 162,500 shares of Common Stock will be issued to Hickey; and (c) 426,560 shares of Common Stock will be issued to Lundgren.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit
Number	Description

10.25
Second Addendum to the Technology License Agreement, dated November 10, 2006 and amended on June 29, 2007, among Scivanta Medical Corporation, The Research Foundation of State University of New York, for and on behalf of the University at Buffalo, Donald D. Hickey, M.D. and Clas E. Lundgren, M.D., Ph.D., dated October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION
(Registrant)

By:	/s/ David R. LaVance
David R. LaVance
Chairman of the Board, President and Chief Executive Officer

Date: October 28, 2008

EXHIBIT INDEX

Exhibit
Number	Description

10.25
Second Addendum to the Technology License Agreement, dated November 10, 2006 and amended on June 29, 2007, among Scivanta Medical Corporation, The Research Foundation of State University of New York, for and on behalf of the University at Buffalo, Donald D. Hickey, M.D. and Clas E. Lundgren, M.D., Ph.D., dated October 23, 2008.